                                                                   Exhibit 10.16

                                   MASTER NOTE

$2,500,000                                                 March 31, 1999
                                                           Boston, Massachusetts

          FOR VALUE RECEIVED, Student Advantage, Inc., a Delaware corporation (the "Company"), hereby promises to pay to USTRUST (the "Bank"), or order, at its head office at 30 Court Street, Boston, Massachusetts 02108, the principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000), or such lesser amount as shall equal the aggregate unpaid principal balance of loans and advance made by Bank to the Borrower pursuant to the Loan and Security Agreement dated as of March 31, 1999, as such may be amended (the "Loan Agreement") between the Company and Bank, with interest, at said office of Bank and in lawful money of the United States of America and immediately available funds, at a rate per annum which shall at all times equal the Base Lending Rate unless the Company has elected, in accordance with Section 1.4 of the Loan Agreement, the Applicable LIBOR Rate with respect to such principal balance or part thereof, in which case the effective rate of interest hereunder shall be a per annum rate equal to said Applicable LIBOR Rate. Interest on loans and advances hereunder which are based upon the Base Lending Rate shall be payable in arrears on the last day of each month beginning on the first such date after the date hereof until the maturity thereof, whether at the Maturity Date or acceleration or otherwise. Interest on loans and advances which are LIBOR Loans shall be paid at the end of each Interest Period. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Loan Agreement.

          The Bank is hereby authorized by the Company to make appropriate notations on SCHEDULE I hereto to reflect advances and payments on this Note.

          This Note is the note described in the Loan Agreement, and the holder hereof is entitled to the benefits of the Loan Agreement and the collateral securing the payment and performance of the obligations of the Company described in or contemplated by the Loan Agreement. Neither this reference to such Loan Agreement nor any provision of such Loan Agreement shall affect or impair the absolute and unconditional obligation of the Company to pay the principal of and interest on this Note as provided herein.

          This Note is subject to voluntary prepayment in whole or in part at any time without premium or penalty, and to acceleration on default at the times and in the manner specified in the Loan Agreement.

          If the Company shall fail to make any payment of principal of or interest on this Note when due, whether at maturity or at a date fixed for the payment of any installment or prepayment hereof or by declaration, acceleration, on demand or otherwise, interest on such unpaid amount shall thereafter by payable on demand at a rate per annum equal to four percent (4%) above the rate otherwise applicable hereunder.

          If payment of principal or interest hereunder is not made within 10 days of its due date, the Company also will pay on demand a late payment charge equal to two and one-half percent (2-1/2%) of the amount of such payment.

          Subject to and in accordance with the provisions of the Loan Agreement, the Company hereby authorizes the Bank to charge any account or accounts maintained by the Company at the Bank for any payment due hereunder or under the Loan Agreement.

          The Company and each endorser and guarantor of this Note hereby waive presentment, demand, notice of dishonor, protest, and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

          THE COMPANY (AND EACH GUARANTOR, ENDORSER AND SURETY) HEREBY WAIVES THE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE BANK IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE BANK OR IN WHICH THE BANK IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OR IS IN RESPECT OF, ANY RELATIONSHIP AMONG OR BETWEEN THE COMPANY OR ANY OTHER PERSON AND THE BANK (AND THE BANK LIKEWISE WAIVES THE RIGHT TO A JURY IN ANY TRIAL OF ANY SUCH CASE OR CONTROVERSY).

          This Note is delivered to the Bank at its principal office in Boston, Massachusetts, shall be governed by the laws of The Commonwealth of Massachusetts (without giving effect to any conflicts of laws provisions contained therein), and shall take effect as a sealed instrument.

Witness:                                STUDENT ADVANTAGE, INC.


/s/ Karen Pitzi                         By:  /s/ Christopher B. Andrews
-------------------------                  -------------------------------------
                                             V.P. Finance & Administration

                            SCHEDULE I TO MASTER NOTE

     DATE                AMOUNT OF LOAN                AMOUNT PAID              NOTATION MADE BY
     ----                --------------                -----------              ----------------
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------